                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                GLAMIS GOLD LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                                GLAMIS GOLD LTD.


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting (the "Meeting") of Shareholders of GLAMIS GOLD LTD. (the "Company") will be held at the Waterfront Centre Hotel, Princess Louisa Room, 900 Canada Place Way, Vancouver, British Columbia, on May 8, 1998 at 10:00 a.m., local time, for the following purposes:

1. To receive and consider the financial statements of the Company for the fiscal year ended December 31, 1997, together with the auditors' report thereon;

2.      To receive the report of the directors of the Company;

3.      To elect directors of the Company for the ensuing year;

4. To appoint auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration;

5. To consider amendments to or variations of any matter identified in this Notice; and

6.      To transact such other business as may properly come before the Meeting.

An Information Circular accompanies this Notice and contains details of matters to be considered at the Meeting. The financial statements for the fiscal year ended December 31, 1997 together with the auditors' report thereon form part of the Annual Report of the Company which accompanies this Notice.

Only those shareholders of record at the close of business on March 23, 1998 will be entitled to receive notice of and vote at the Meeting.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON AND WHO WISH TO ENSURE THAT THEIR SHARES WILL BE VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE PROXY AND IN THE INFORMATION CIRCULAR ACCOMPANYING THIS NOTICE.

DATED at Vancouver, British Columbia, March 27, 1998.


BY ORDER OF THE BOARD


C. KEVIN  MCARTHUR
PRESIDENT

                                GLAMIS GOLD LTD.
                            3324 FOUR BENTALL CENTRE
                              1055 DUNSMUIR STREET
                           VANCOUVER, BRITISH COLUMBIA
                                 CANADA, V7X 1L3

                              INFORMATION CIRCULAR
                                (PROXY STATEMENT)
                               AS AT MARCH 2, 1998

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1998


                                     SUMMARY

This Information Circular (Proxy Statement) is furnished to shareholders of record of GLAMIS GOLD LTD. (the "Company") as of March 23, 1998 (the "Record Date"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Company's annual general meeting of shareholders to be held on May 8, 1998 (the "Meeting") at 10:00 a.m. (local time) at Waterfront Centre Hotel, Princess Louisa Room, 900 Canada Place Way, Vancouver, British Columbia, for the following purposes:

1. To receive the financial statements of the Company for the fiscal year ended December 31, 1997;

2.      To receive a report of the directors of the Company;

3. To elect 7 members to the Board of Directors to serve until the next annual general meeting of shareholders or until their successors have been elected and qualified;

4. To effect the appointment of KPMG as auditors for the Company for its fiscal year ending December 31, 1998; and

5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

It is anticipated that the accompanying Notice of Annual General Meeting and this Information Circular (Proxy Statement) will be sent to shareholders on or about March 27, 1998.

Dollar amounts stated herein are in U.S. dollars unless otherwise stated.


                             SOLICITATION OF PROXIES

THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD ON MAY 8, 1998 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING AND AT ANY ADJOURNMENT THEREOF. While it is expected the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All solicitation costs will be borne by the Company.

                      APPOINTMENT AND REVOCATION OF PROXIES

PROXIES

The individuals named in the accompanying form of proxy are the Chairman of the Board of Directors and President of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY. A form of proxy will not be valid unless it is completed and delivered to Montreal Trust Company, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, not less than 48 hours (excluding Saturdays and holidays) before the Meeting at which the person named therein purports to vote in respect thereof.

A shareholder who has given a proxy may revoke it by an instrument in writing delivered either to Montreal Trust Company or the registered office of the Company at 1500, 1055 West Georgia Street, P.O. Box 11117, Vancouver, B.C., V6E 4N7, at any time up to and including the last business day that precedes the day of the Meeting or, if adjourned, that precedes any reconvening thereof, or to the Chairman of the Meeting on the day of the Meeting or, if adjourned, any reconvening thereof, or in any other manner provided by law. In addition a proxy will be revoked by a proxy duly completed and filed having a later date. A revocation of a proxy does not affect any matter on which a vote has been taken before the revocation.

EXERCISE OF DISCRETION

Nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholders on any ballot that may be called for. The proxy confers discretionary authority upon the nominees named therein with respect to:

        (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of auditors and the election of directors,

        (b) any amendment to or variation of any matter identified therein, and

        (c) any other matter that may properly come before the Meeting.

IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THE PROXY THE NOMINEES NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE SHARES REPRESENTED BY THE PROXY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED IN THE PROXY.

As of the date of this Information Circular management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter is properly brought before the Meeting each nominee intends to vote thereon in accordance with his best judgment.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

VOTING SHARES

As of March 2, 1998 the Company had outstanding 31,245,707 fully paid and non-assessable Common shares ("shares") without par value, each share carrying the right to one vote.

Any shareholder of record at the close of business on March 23, 1998 who either personally attends the Meeting or has completed and delivered a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have his shares voted at the Meeting. A quorum for general meetings of shareholders is 2 persons present and being, or representing by proxy, shareholders holding not less than one-twentieth of the issued shares entitled to be voted at the Meeting.

No share of the Company registered in the name of a broker or its nominee, but not beneficially owned by it, may be voted by the broker at the meeting unless the broker provides a copy of the proxy material for the meeting to the beneficial owner of the shares with a written request for voting instructions and such instructions are not received at least 24 hours before the expiry of the time within which proxies must be deposited.

PRINCIPAL SHAREHOLDERS

To the knowledge of the directors and senior officers of the Company, no person or corporation beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of March 2, 1998, ownership of shares by each director and nominee for director of the Company, each Executive Officer of the Company named in the Summary Compensation Table and by all directors and Executive Officers of the Company as a group, without naming them. All such shares are directly owned by the person shown unless otherwise indicated by footnote.

                                    Amount and Nature of           Percent
Name of Beneficial Owner            Beneficial Ownership           of Class
------------------------            --------------------           --------
Chester F. Millar                        535,600(1)                 1.71%

Jean Depatie                              20,000(2)                 0.06%

James R. Billingsley                     250,000(3)                 0.80%

Ian S. Davidson                          159,766(4)                 0.51%

C. Kevin McArthur                        150,000(5)                 0.48%

Hans von Michaelis                        20,000(6)                 0.06%

Francis O'Kelly                          150,000(7)                 0.48%

Daniel J. Forbush                         87,500(8)                 0.28%


                                    Amount and Nature of           Percent
Name of Beneficial Owner            Beneficial Ownership           of Class
------------------------            --------------------           --------
A. Dan Rovig(9)                                nil                   --

Lorne B. Anderson(10)                      100,000                   --

Directors and Current Executive
Officers as a Group (9 persons)          1,372,866(11)              4.39%(11)


Notes:

(1) Includes options exercisable within 60 days for the purchase of 70,000 shares exercisable at a price of Cdn. $9.00 per share on or before August 17, 1999 and options to purchase 100,000 shares exercisable at a price of Cdn. $4.60 on or before December 22, 2002.

(2) Includes options exercisable within 60 days for the purchase of 20,000 shares exercisable at a price of Cdn. $4.60 per share on or before December 22, 2002.

(3) Includes options exercisable within 60 days for the purchase of 100,000 shares exercisable at a price of Cdn. $12.625 per share on or before April 9, 2000, 100,000 shares exercisable at Cdn. $9.30 on or before September 30, 2001 and 50,000 shares exercisable at Cdn. $4.60 on or before December 22, 2002.

(4) Includes options exercisable within 60 days for the purchase of 25,000 shares exercisable at a price of Cdn. $9.30 per share on or before October 1, 2001, 25,000 shares exercisable at Cdn $7.875 on or before November l, 2000, 50,000 shares exercisable at Cdn. $9.50 on or before August 7, 2002 and 50,000 shares exercisable at Cdn. $4.60 on or before December 22, 2002.

(5) Includes options exercisable within 60 days for the purchase of 40,000 shares exercisable at a price of Cdn. $9.25 per share on or before July 16, 2001, 60,000 shares exercisable at Cdn. $9.75 on or before August 14, 2002 and 50,000 shares exercisable at Cdn. $4.60 on or before December 22, 2002.

(6) Includes options exercisable within 60 days for the purchase of 20,000 shares exercisable at a price of Cdn. $4.60 per share on or before December 22, 2002 .

(7) Includes options exercisable within 60 days for the purchase of 50,000 shares exercisable at a price of Cdn. $11.625 per share on or before December 27, 1999, 50,000 shares exercisable at Cdn. $9.10 on or before October 6, 2002 and 50,000 shares exercisable at Cdn. $4.60 per share on or before December 22, 2002.

(8) Includes options exercisable within 60 days for the purchase of 50,000 shares exercisable at Cdn. $9.25 on or before July 16, 2001 and 37,500 shares exercisable at Cdn. $4.60 on or before December 22, 2002.

(9) Mr. Rovig resigned as a director and officer of the Company on August 15, 1997.

(10) Mr. Anderson's employment contract with the Company was terminated on February 28, 1998. His share purchase option to acquire 100,000 shares at Cdn.$11.50 per share expires on February 27, 1999.

(11) Includes the options exercisable within 60 days described in notes 1-8. Does not include the option held by Lorne Anderson.

                              ELECTION OF DIRECTORS

SIZE OF BOARD

The size of the Board of Directors has previously been determined by the shareholders at eight. The Board of Directors proposes that the number of directors remain at eight, although only 7 persons will be nominated as directors. The Board of Directors intends to fill the remaining vacancy on the Board of Directors when an appropriate candidate is available. The accompanying form of proxy cannot be voted for more than 7 persons.


TERM OF OFFICE

The term of office of each of the current directors expires at the Meeting. The persons named below will be nominated for election at the Meeting as management's nominees. Each director elected at the Meeting or appointed by the Board of Directors to fill a vacancy on the Board of Directors thereafter will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act (British Columbia).


NOMINEES

The following table sets out the names and ages of management's nominees for election as directors, all offices in the Company now held by each of them, the principal occupation, business or employment of each of them and the period of time during which each has been a director of the Company. The Board of Directors unanimously recommends the election of the nominees as directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors does not contemplate that any of the nominees will be unable, or will decline, to serve, however, if any such nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes.

Name, Age, Position and                                                      Period a Director
Country of Residence          Occupation, Business or Employment(1)          of the Company
--------------------          -------------------------------------          --------------
Chester F. Millar, 71         Director and Chairman of the Board of the      June 2, 1975 to
Chairman and a Director       Company.                                       date
Canada

Jean Depatie, 61              President and Chief Executive Officer of       December 12,
Director                      Consolidated Gold Hawk Resources Inc.          1997 to date
Canada.                       from May, 1997 to present.  Prior thereto
                              President and Chief Executive Officer of
                              Cambiex Exploration from August 1995 to
                              April 1997.  President and Chief
                              Executive Officer of Louvem Mines Inc.
                              from February 1993 to August 1995.


Name, Age, Position and                                                             Period a Director
Country of Residence               Occupation, Business or Employment(1)            of the Company
--------------------               -------------------------------------            --------------
James R. Billingsley, 75           Vice-President, Administration, of the           August 18, 1986
Director                           Company from October 18, 1988 to                 to date
Canada                             August 15, 1997; President and Chief
                                   Executive Officer of the Company from August
                                   15, 1997 to December 31, 1997; independent
                                   businessman since January l, 1998.

Hans von Michaelis, 55             Chairman, Randol International Ltd. a            May 28, 1997 to
Director                           publishing company, since 1977.                  date
U.S.A.

Ian S. Davidson, 56                Vice-President and a director of Capital         June 28, 1994 to
Director                           Group Securities Ltd. from May 1984 to           date
Canada                             January 1991; Vice-President of Majendie
                                   Securities Ltd. from January 1991 to
                                   January 1992; Vice-President of RBC
                                   Dominion Securities Inc. (previously
                                   Richardson Greenshields of Canada Ltd.)
                                   from February 1992 to present.

C. Kevin McArthur, 43              President and Chief Executive Officer of          December 12,
President, Chief Executive         the Company since January l, 1998; Chief          1997 to date
Officer and Director               Operating Officer of the Company from
U.S.A.                             July 30, 1997 to December 31, 1997 and
                                   prior thereto general manager with the
                                   Company.

Francis O'Kelly, 57                Mining Engineer; President, Mineral               December 14,
Director                           Consulting Services Ltd., for the past 5          1994 to date
U.S.A.                             years; President, Alamos Minerals Ltd.
                                   from July, 1995 to present.


Notes:

(1) The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.

CHESTER F. MILLAR is a director and the Chairman of the Board of Directors and has been such since November of 1989. Mr. Millar was President and Chief Executive Officer of the Company over the period August 1985 to November 1989. Mr. Millar is a pioneer of the gold heap leaching technique, having created the first heap leach operations in California, Alaska, Honduras and New Zealand. Mr. Millar performs his duties pursuant to an agreement wherein he is engaged to act as a director and Chairman of the Board of Directors (see "Employment Agreements").

JEAN DEPATIE is a director of the Company. He has been President and Chief Executive Officer of Consolidated Gold Hawk Resources Inc. since May, 1997. Prior thereto President and Chief Executive

Officer of Cambiex Exploration from August 1995 to April 1997 and President and Chief Executive Officer of Louvem Mines Inc. from February 1993 to August 1995.

JAMES R. BILLINGSLEY is a director of the Company and was Vice-President in charge of corporate administration, a position which he held since joining the Company in August of 1986. He acted as interim President and Chief Executive Officer of the Company from August 15, 1997 to December 31, 1997. Mr. Billingsley performed his duties pursuant to an agreement wherein he was engaged to act as a director and Vice-President, Administration (see "Employment Agreements").

HANS VON MICHAELIS is a director of the Company. He has been Chairman of Randol International Ltd. a publishing company, since 1977.

IAN S. DAVIDSON has been associated with the brokerage business for the last 10 years having held Vice-President positions with Capital Group Securities Ltd. and Majendie Securities Ltd. and currently is a Vice-President of RBC Dominion Securities Inc. (previously Richardson Greenshields of Canada Ltd.)

C. KEVIN MCARTHUR has been a director of the Company since December 12, 1997, and has been the President and Chief Executive Officer of the Company since January 1, 1998. He was Chief Operating Officer of the Company from July 30, 1997 to December 31, 1997 and prior thereto general manager with the Company.

FRANCIS O'KELLY is a mining engineer and has been President of Mineral Consulting Services Ltd., a private company with its offices in New York City, for the past five years and President of Alamos Minerals Ltd. since July, 1995.

VOTING FOR DIRECTORS

Under the Company Act (British Columbia) and the Articles of the Company, if a quorum is present, the 7 nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by shares present in person or represented by proxy at the meeting and entitled to vote will be elected directors. In the election of directors, a withholding of a vote will have no effect on the election since only affirmative votes will be counted with respect to the election of directors. Voting at the meeting will, except where a poll is demanded by a member or proxyholder entitled to attend the meeting, be by a show of hands.

COMPENSATION OF DIRECTORS

Each director of the Company, including those who are Executive Officers, is entitled to annual remuneration of $7,500, paid annually, for acting as a director and $500 for each meeting of the Board of Directors attended. In addition, the chairman of a committee receives $500 for each meeting attended and each member of a committee receives $400 for each meeting attended. Directors also receive share purchase options (see "Security Ownership by Directors and Executive Officers"). These share purchase options are granted at the discretion of the Incentive Share Option Committee under the Company's Incentive Share Option Plan. See Note 2 to the Summary Compensation Table for details of the Plan and see "Employment Contracts" for details of a contract between Chester Millar and the Company. See "Other Business" for details of a proposed new Incentive Share Purchase Option Plan.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met 12 times during the past fiscal year and passed resolutions by unanimous consent in writing one time during the past fiscal year.

The Company has an Audit Committee of which the current members are Ian S. Davidson, Hans von Michaelis and James Billingsley. The Audit Committee reviews audits, considers the adequacy of auditing procedures, recommends the appointment of independent auditors, reviews and approves professional services to be rendered by them and reviews fees for audit services. The Audit Committee met 2 times during the 12 months ended December 31, 1997.

The Company has an Executive Compensation Committee of which the current members are Chester Millar and Ian Davidson. The function of this committee is to review compensation of the Company's directors and Executive Officers, each of whom has or will have an employment contract with the Company which provides for an annual review of compensation. The Compensation Committee met 6 times during the 12 months ended December 31, 1997.

The Company has an Employee Incentive Share Option Committee for non-executive staff of which the current members are C. Kevin McArthur and Daniel Forbush. This Committee administers the Company's Incentive Share Option Plan (the "Plan") for non-executive staff. This administration is generally accomplished by consent resolution of the members of the Committee. During the 12 months ended December 31, 1997, 6 consent resolutions were completed by the Incentive Share Option Committee. See Note 2 to the Summary Compensation Table for details of the Plan.

The Company has an Environmental Management Committee of which the current members are C. Kevin McArthur and Francis O'Kelly. The purpose of the Environmental Management Committee is to ensure that the Company's Environmental Compliance Program (the "Program") is being adhered to, to review the effectiveness of the Program and to ensure that environmental incidents are dealt with expeditiously. The Environmental Management Committee met 4 times during the 12 months ended December 31, 1997.

The Company has a Corporate Governance Committee of which the current members are James Billingsley, Jean Depatie and Ian Davidson. The purpose of the Corporate Governance Committee is to report to the Board of Directors on the general corporate governance of the Company. The Committee met 7 times during the 12 months ended December 31, 1997.

The Board of Directors does not have a standing Nominating Committee.

CORPORATE GOVERNANCE

The Toronto Stock Exchange (the "TSE") Committee on corporate governance in Canada issued a report dated December 1995 (the "Report") containing guidelines for effective corporate governance for Canadian corporations listed on the TSE. The Report has been adopted by the TSE and companies listed on the TSE are now required to disclosed their corporate governance practices and where those practices vary significantly from the Report, to state why. Companies listed on the TSE are not required to comply in all respects with the guidelines set out in the Report as it is recognized that there is a wide range of corporations listed on the TSE and compliance by smaller companies with all aspects of the guidelines would, in certain circumstances, be difficult or excessively expensive.

The Company's Board of Directors is currently comprised of 7 persons of which the 5 directors who are not officers or employees of the Company are independent from management. The remaining 2 members on the Board of Directors are members of management, such being the Chairman and the President and Chief Executive Officer of the Company. Accordingly, a majority of the Board of Directors are unrelated to management and as such that the Board of Directors is in a position to act independently from management.

The Company's Board of Directors is empowered by the Company's Articles to manage, or supervise the management of the affairs and business of the Company. Based upon this the Board of Directors should not engage in the day-to-day affairs of the Company, though in certain cases during the 12 months ended December 31, 1997, it has. The Board of Directors performs its functions through quarterly and special meetings and has delegated certain of its responsibilities to those committees described above under "Committees of the Board of Directors". The Report recommends that committees of the Board of Directors be comprised of persons who are not officers or employees of the Company. The Board of Directors has determined, however, that due to the technical nature of the Company's business, most of its committees can be more effective by having at least one officer of the Company, who is involved in the committee's area of responsibility, on the committee.

The planning process, related not only to current mining operations, but also to the acquisition and development of new properties or the acquisition of companies which control properties which are of interest to the Company, is of key importance to a corporation the size of the Company. The Board of Directors is intricately involved in this planning process thereby carrying out its duty to take steps to increase shareholder value. The planning process in respect of current mining operations is accomplished through a yearly budget review and approval process wherein the Board of Directors reviews a rolling, five year budget which is presented by management through the Company's President and Chief Executive Officer. The planning process with respect to the acquisition of properties or other companies is carried out by the full Board of Directors reviewing proposals brought to it not only by management but also by members of the Board of Directors. Outside consultants and professionals are engaged when required by the Board of Directors.

The Board of Directors, as part of the planning process, has identified the principal risks associated with the Company's business and has taken steps to deal with them. The Board of Directors has adopted an Environmental Program which is administered by an Environmental Management Committee comprised of the President and Chief Executive Officer and one outside director. The Environmental Management Committee reports to the Board of Directors on a quarterly basis, which enables the Board of Directors to monitor the effectiveness of the Environmental Program. In addition, the Board of Directors is responsible for deciding from time to time whether the Company should engage in hedging activities in respect of the Company's gold production.

The Board of Directors has delegated responsibility for communication with the public and the Company's shareholders to its Chief Financial Officer, Treasurer and Secretary who is not a director of the Company. Procedures are in place to ensure proper dissemination of news releases and that shareholders who request information about the Company get it in a timely manner.

The responsibility for monitoring the effectiveness of the Company's internal financial information systems has been delegated to the Company's Chief Financial Officer and Treasurer who reports to the Board of Directors on a quarterly basis. The duty of monitoring the technical affairs of the Company falls to the President and Chief Executive Officer who is a member of the Board of Directors and of the Environmental Management Committee.

The Board of Directors does not have in place programs for succession of management and training of management as recommended by the Report. Due to the size of the Company, management personnel who are already trained are engaged as required to fill vacancies.

The Company does not have a standing nominating committee for directors nor does the Company have an ongoing process for the training or evaluation of performance of directors, each of which is recommended by the Report. The Company is a medium sized company which is still in the entrepreneurial stage and accordingly, stability at the Board of Directors level is important in order for the planning process to be effective. However, the Board of Directors has recognized a need for new members on the Board of Directors in order for the Board of Directors's committees to work effectively and at the annual general meeting held on November 4, 1994, shareholder approval was obtained for an increase in the size of the Board of Directors from five to eight persons. Subsequently, two vacancies on the Board of Directors were filled.

On February 22, 1996 the Board of Directors, on the recommendation of the Audit Committee, constituted a Corporate Governance Committee, the 3 current members of which are independent of management. Following its constitution the committee authorized the engagement of KPMG to review and evaluate the Company's corporate governance and administration with particular reference to the standards outlined in the Report. The final KPMG Report was delivered to the committee on September 4, 1996 and is still under review by the committee. The Corporate Governance Committee has implemented a Code of Conduct for Directors of the Company and has finalized a Policy on Corporate Disclosure, Confidentiality and Insider Reporting.

The Company has a small management team, the performance of which is reviewed annually by the Company's Executive Compensation Committee. This Committee is comprised of the Chairman and one outside director. The philosophy of the Compensation Committee is stated below under "Executive Compensation". In addition, the Compensation Committee periodically reviews the compensation paid to members of the Board of Directors and makes recommendations to the Board of Directors.

The Company's Audit Committee is comprised of 3 directors and is comprised solely of non-management directors as recommended by the Report.


                             EXECUTIVE COMPENSATION

During the Company's fiscal year ended December 31, 1997 the aggregate direct remuneration paid or payable to the Company's directors and senior officers by the Company and its subsidiaries, all of whose financial statements are consolidated with those of the Company, was $649,729.

Under applicable laws Messrs. Millar, Rovig, Billingsley and Anderson were Executive Officers of the Company for the period ended December 31, 1997.

COMPENSATION OF EXECUTIVE OFFICERS

The table below shows the compensation paid to the Executive Officers for each of the Company's last three fiscal years.

                          SUMMARY COMPENSATION TABLE(1)

                                                                                        LONG TERM
                                                           ANNUAL COMPENSATION        COMPENSATION
                                                           -------------------           AWARDS
                                                                                         ------
                                                                                       SECURITIES
                                                                                       UNDERLYING
NAME AND PRINCIPAL POSITION       YEAR ENDED                    SALARY(1)              OPTIONS(2)
---------------------------       ----------                    ---------              ----------
                                                                   ($)                     (#)
                                                                   ---                     ---

Chester F. Millar                 December 31, 1997                 -                    200,000
Director/Chairman                 December 31, 1996                 -                       -
                                  December 31, 1995                 -                       -
                                  June 30, 1995                     -                    200,000

A. Dan Rovig                      December 31, 1997              131,077(3)                 -
President/Chief Executive         December 31, 1996              200,000                    -
Officer/Director                  December 31, 1995              100,000(6)                 -
                                  June 30, 1995                  190,000                 100,000

James R. Billingsley(4)           December 31, 1997              198,097                 100,000
Vice-President                    December 31, 1996         (Cdn)107,685                 100,000
Administration/Director           December 31, 1995          (Cdn)53,843(6)                 -
                                  June 30, 1995             (Cdn)102,530                 100,000

Lorne B. Anderson(5)              December 31, 1997         (Cdn)182,500                    -
Chief Financial Officer and       December 31, 1996         (Cdn)182,500                    -
Treasurer                         December 31, 1995          (Cdn)91,250(6)                 -
                                  June 30, 1995             (Cdn)173,750                 100,000


Notes:

(1) Does not include a fee of U.S.$7,500 paid annually to Messrs. Millar, Billingsley and Rovig and per meeting fees received in their capacity as directors. Since July 1, 1995, Mr. Rovig received remuneration as a director in addition to his remuneration as an employee. See "Directors Compensation".

(2) The table lists share purchase options granted during each noted fiscal year. Executive Officers of the Company are not entitled to receive share appreciation rights under the Company's Share Appreciation Rights Plan. Grants of share purchase options under the Company's Incentive Share Purchase Option Plan are generally made for a 5 year period at the closing price for share of the Company as published by The Toronto Stock Exchange on the date prior to the date of grant. The Executive Compensation Committee of the Board of Directors determines which Executive Officers and directors of the Company are to receive options, the number of shares subject to the option, the restrictions, if any, which are to attach to the right to exercise options and the exercise price of the options. The employment contracts of the Messrs. Rovig, Billingsley and Anderson provided that they were entitled to be granted share options in respect of 100,000 shares which are exercisable immediately upon grant. Each of them was entitled to a regrant of options in respect of 100,000 shares upon full exercise of an option. In a contract between Mr. Millar and the Company, Mr. Millar is entitled to be granted share options in respect of 200,000 shares. Mr. Millar is entitled to a regrant of his option in respect of 200,000 shares upon full exercise of an option. Each of the contracts between the Company and Messrs. Millar, Rovig, Anderson and Billingsley provide that upon termination of the contract by the Company without cause, any outstanding share purchase option will remain in effect for a period which is the shorter of the time to the expiration of the share purchase option and 12 months from the time of termination of the contract.

(3) Does not include $64,500 received by Mr. Rovig over the period August 16, 1997 to December 31, 1997 pursuant to a consulting contract between Mr. Rovig and the Company. Mr. Rovig retired as a director and as President and Chief Executive Officer on August 15, 1997. As at that date, Mr. Rovig's employment contract terminated without the Company being liable for severance payments. Following his retirement, Mr. Rovig was engaged as a consultant to the Company for a period not to exceed one year. Mr. Rovig's 100,000 share purchase option terminated on September 15, 1997.

(4) Mr. Billingsley was a director and Vice-President, Administration, to August 15, 1997 and was the President and Chief Executive Officer of the Company from August 15, 1997 to December 31, 1997 and thereafter he retired from all offices with the Company but remains as a director. His employment contract terminated on December 31, 1997 and a voluntary severance payment of Cdn. $111,495 was paid to Mr. Billingsley in January of 1998 in respect of his retirement from all offices with the Company.

(5) Mr. Anderson's contract pursuant to which he acted as the Chief Financial Officer and Treasurer of the Company was terminated on February 28, 1998. Mr. Anderson was paid, in accordance with the severance terms in his contract, Cdn. $624,646 on February 27, 1998 in respect of the termination. Mr. Anderson's share purchase option will stay in effect until February 27, 1999.

(6) This amount represents salary for the 6-month transition period ended December 31, 1995.


SHARE OPTIONS

The Company has an Incentive Share Purchase Option Plan pursuant to which share purchase options are granted to directors, officers and key employees. See note 3 to Summary Compensation Table for details of the plan.

The following table shows the share purchase options which were granted to the Executive Officers in the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                           INDIVIDUAL GRANTS
                       ---------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                         NO. OF       PERCENT OF                                     ANNUAL RATES OF SHARE
                       SECURITIES     TOTAL OPTIONS                                  PRICE APPRECIATION FOR
                       UNDERLYING     GRANTED TO                                     OPTION TERM(1)
                        OPTIONS       EMPLOYEES IN   EXERCISE       EXPIRATION
NAME                    GRANTED       FISCAL YEAR    PRICE          DATE               5%C$          10%C$
----                    -------       -------------  -------------  ------------       ----          -----
                          (#)              (%)       (C$/Sh)
James R. Billingsley    100,000            7.9       4.60           December 22,       127,089     280,834
                                                                    2002

Chester F. Millar       200,000           15.7       4.60           December 22,       254,179     561,669
                                                                    2002

Dan Rovig                  --              --        --             --                     --           --



                                           INDIVIDUAL GRANTS
                       ---------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                         NO. OF       PERCENT OF                                     ANNUAL RATES OF SHARE
                       SECURITIES     TOTAL OPTIONS                                  PRICE APPRECIATION FOR
                       UNDERLYING     GRANTED TO                                     OPTION TERM(1)
                        OPTIONS       EMPLOYEES IN   EXERCISE       EXPIRATION
NAME                    GRANTED       FISCAL YEAR    PRICE          DATE               5%C$          10%C$
----                    -------       -------------  -------------  ------------       ----          -----
                          (#)              (%)       (C$/Sh)


Lorne Anderson             --              --        --             --                  --             --


Notes:

(1) Potential realizable values in this table have been calculated in the manner prescribed by applicable securities regulatory requirements and are neither intended to reflect actual values nor are they a forecast of future prices for the shares of the Company during the five year option term.

The following table shows the share purchase options exercised by Executive Officers during the last fiscal year, the aggregate value realized therefrom and number and value of unexercised share purchase options at year end.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES
                                                 UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN THE MONEY
                      SHARES                     OPTIONS AT FISCAL YEAR END   OPTIONS AT FISCAL YEAR END(2)
                      ACQUIRED ON   VALUE       --------------------------   ---------------------------------
NAME                  EXERCISE      REALIZED(1)  EXERCISABLE   UNEXERCISABLE  EXERCISABLE      UNEXERCISABLE
----                  --------      -----------  -----------   -------------  -----------      -------------
                      (#)           (CDN$)        (#)           (#)            (Cdn$)           (Cdn$)
Chester F. Millar     130,000         29,000     170,000       100,000        85,000           85,000

James R. Billingsley     --               --     200,000          --             --               --
                                                  50,000        50,000        42,500           42,500

Lorne B. Anderson        --               --     100,000          --             --               --

A. Dan Rovig             --               --         --           --             --               --


Notes:

(1) Represents the difference between the closing price of the Company's shares on The Toronto Stock Exchange on the date of exercise and the exercise price, multiplied by the number of options exercised.

(2) Represents the difference between the fair market value of the securities underlying the options using the closing price of the Company's shares on The Toronto Stock Exchange on December 31, 1997 and the exercise price of the options, multiplied by the number of in-the-money options held.

EMPLOYMENT AGREEMENTS BETWEEN THE COMPANY AND THE EXECUTIVE OFFICERS

By an agreement dated January 1, 1991 Lorne Anderson was engaged by the Company to act as its Treasurer and Chief Financial Officer. The Agreement had a month-to-month term subject to termination in accordance with the terms of the Agreement. The initial salary under the Agreement was established at Cdn. $138,511 per annum (Cdn. $182,500 as at December 31, 1997), subject to an annual review. In addition Mr. Anderson was entitled to share purchase options under the Agreement (see Note 5 to Summary Compensation Table). This contract terminated on February 28, 1998 and a termination payment of Cdn. $624,646 was paid to Mr. Anderson in accordance with the severance terms of his contract (see below). Mr. Anderson's share purchase option in respect of 100,000 shares exercisable at Cdn.$11.50 per share expires on February 27, 1999.

By an agreement dated January 1, 1991 Mr. Billingsley was engaged by the Company to act as a director and Vice-President, Administration of the Company. From August 15, 1997 to December 31, 1997 he acted as the interim President and Chief Executive Officer of the Company. The Agreement had a month-to-month term subject to termination in accordance with the terms of the Agreement. The initial salary under the Agreement was established at Cdn. $96,355 per annum ($122,062 as at December 31, 1997), subject to an annual review. In addition Mr. Billingsley was entitled to share purchase options under the Agreement (see Note 4 to Summary Compensation Table). Mr. Billingsley terminated the contract on December 31, 1997 by resigning his offices with the Company and the Company made a voluntary severance payment in January 1998 to Mr. Billingsley of Cdn.$111,495 in respect of his resignation from all offices with the Company.

By an agreement dated January 1, 1991 Mr. Rovig was engaged by the Company to act as a director and President and Chief Executive Officer of the Company. The Agreement had a month-to-month term subject to termination in accordance with the terms of the Agreement. The initial salary under the Agreement was established at $150,000 per annum ($200,000 at the time of resignation), subject to an annual review. In addition Mr. Rovig was entitled to share purchase options under the Agreement (see Note 3 to Summary Compensation Table). Mr. Rovig retired as President, Chief Executive Officer and as a director on August 15, 1997 thereby terminating his contract with the Company. No payment was made to Mr. Rovig in respect of the termination of his contract with the Company due to his voluntary retirement. Following his retirement to December 31, 1997, Mr. Rovig received $64,500 pursuant to a consulting contract with the Company. The contract has a term which will not exceed one year. Mr. Rovig's 100,000 share purchase option terminated on September 15, 1997.

Each of the above employment agreements provided that upon two months notice of termination for cause, the Executive Officer would be entitled to be paid an amount equal to one-quarter of his yearly salary together with three months of full benefit coverage and in the event of termination without cause, the Executive Officer would be entitled to three times his yearly salary and value of benefits. The agreements provided that if a person or group of persons acquired 20% or more of the issued shares of the Company, or if a majority of management's nominees to the Board of Directors were not elected at a shareholders' meeting or were otherwise replaced or if the Company amalgamated or otherwise merged, and any of the above occur, or if the Company disposed of substantially all its properties, the Executive Officer would be able to treat his engagement, at any time during the ensuing 12 month period, terminated without cause, in which case he would be entitled to receive three times his yearly salary and value of benefits.

Pursuant to a Service Agreement dated as of January l, 1991, as amended August 18, 1994 made between the Company and Chester F. Millar, the Company engaged Mr. Millar to serve as a director of the Company and to perform the duties of the office of Chairman of the Board of Directors. Under the agreement Mr. Millar receives no salary but is entitled to share purchase options (see Note 3 to Summary Compensation Table). The engagement of Mr. Millar will be terminated if he is removed as a member of or as Chairman of the Board of Directors. Additionally, if a majority of management's nominees to the Board of Directors are not elected at a shareholders' meeting or are otherwise replaced or if the Company amalgamates or otherwise merges or disposes of substantially all of its properties and such occurs without the concurrence of Mr. Millar, Mr. Millar may, at any time during the ensuing 12 month period, treat his engagement as terminated. In the case of termination of the engagement Mr. Millar will be entitled to receive three times the then current salary of the President of the Company. Mr. Millar's Service Agreement was amended solely to reduce the number of options to which he is entitled to from 250,000 shares to 200,000 shares in order to bring the agreement into line with the parties understanding of the arrangement.

No funds were set aside or accrued by the Company during the year ended December 31, 1997, to provide pension, retirement or similar benefits for directors or officers of the Company pursuant to any existing plan.

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During the year ended December 31, 1997 the compensation of the company's four Executive Officers, Messrs. Millar, Rovig, Billingsley and Anderson was governed by employment agreements between each of them and the Company and the compensation was subject to review by the Company's Executive Compensation Committee. Mr. Millar receives no cash compensation under his employment contract other than director's fees (see "Compensation of Directors"), but is entitled to be granted share purchase options in respect of 200,000 shares. Each of Messrs. Rovig, Billingsley and Anderson received salaries under their employment agreements (the "Agreements") and each of them was entitled to hold share purchase options in respect of 100,000 shares. Both Mr. Rovig and Mr. Billingsley were entitled to director's fees (see "Compensation of Directors") in addition to their salaries. Under the Agreements, the yearly salaries of Messrs. Rovig, Billingsley and Anderson were to be reviewed annually as at January l of each year. No bonuses were payable under the Agreements. (See "Employment Agreements").

The review of salaries under the Agreements was carried out by the Company's Executive Compensation Committee which is comprised of Messrs. Millar and Davidson. This committee was constituted by the Board of Directors on October 28, 1992, to review and establish salaries for the Company's Executive Officers from time to time, save and except for Mr. Millar who does not receive a salary. The Executive Compensation Committee met six times during the 12 months ended December 31, 1997.

It is the policy of the Compensation Committee to compensate the Company's Executive Officers by both direct remuneration and the entitlement to share purchase options. To date the Executive Compensation Committee has not established any compensation criteria related to individual or corporate performance and during 1997 no salary adjustments were made in response to any external or internal compensation reports. Mr. Billingsley's salary was increased from Cdn.$8,973 per month to U.S.$16,666 per month for the period August 15, 1997 to December 31, 1997, due to the taking on by him of the position of interim President and Chief Executive Officer of the Company during the period.

The Executive Compensation Committee also deals with compensation paid to directors of the Company.


Executive Compensation Committee

(Signed) Chester F. Millar                  (Signed) Ian S. Davidson

PERFORMANCE GRAPHS

        THE TORONTO STOCK EXCHANGE

The following chart compares the market performance of the Company's shares in Canadian dollars on the Toronto Stock Exchange ("TSE") as compared to the TSE gold and silver index and the TSE 300 index. The TSE is the principle trading market for shares of the Company outside of the United States.

COMPANY                            1992/12       1993/12      1994/12      1995/12      1996/12      1997/12
-------                            -------       -------      -------      -------      -------      -------
GLAMIS GOLD LIMITED                  100          195.93       253.14       182.74       199.72       112.95
TSE GOLD AND PRECIOUS MINERALS       100          205.40       185.33       202.80       221.38       125.84
TSE 300 COMPOSITE INDEX              100          132.55       132.31       151.54       194.49       223.62

        Assuming an investment of $100 and the reinvestment of dividends

        NEW YORK STOCK EXCHANGE

The following chart compares the market performance of the Company's shares in U.S. dollars on the New York Stock Exchange ("NYSE")(1) as compared to the MG Group Index and the NYSE Market Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                               FISCAL YEAR ENDING

COMPANY              1992           1993         1994         1995        1996          1997
-------              ----           ----         ----         ----        ----          ----
GLAMIS GOLD LTD       100          264.58       224.79       268.01       235.93       126.97
INDUSTRY INDEX        100          120.33       134.01       143.61       155.74        99.82
BROAD MARKET          100          113.41       117.36       140.09       190.34       250.41


(1) The shares of the Company traded in the United States on Nasdaq until January 19, 1993. From January 20, 1993 to the present shares of the Company have traded in the United States on the New York Stock Exchange.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Chester F. Millar and Ian S. Davidson comprise the Company's Executive Compensation Committee. Mr. Millar currently serves as Chairman of the Board of Directors.

Up to December 31, 1997 Messrs. James R. Billingsley and Lorne B. Anderson comprised the Company's Employee Incentive Share Option Committee. (Thereafter such is comprised of C. Kevin McArthur, President and Chief Financial Officer of the Company, and Daniel Forbush, now the Chief Financial Officer and Treasurer of the Company.)

                             APPOINTMENT OF AUDITORS

KPMG, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, B.C., will be nominated at the Meeting for reappointment as auditor of the Company at a remuneration to be fixed by the directors.
KPMG have been the auditors of the Company since March 11, 1986.

It is anticipated that a representative of KPMG will be in attendance at the Meeting, will be given an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To the knowledge of management of the Company, no director or Executive Officer of the Company or nominee for election as a director of the Company or any securityholder known to the Company to own of record or beneficially more than 5% of the Company's outstanding shares or any member of the immediate family of any of the foregoing persons had any interest in any material transaction during the year ended December 31, 1997, or has any interest in any material transaction in the current year save and except that James R. Billingsley is a director of Pacific Amber Resources Ltd., of which the Company held, as at December 31, 1997 1,320,000 shares at a total cost of Cdn.$1,808,154. The shares had a total market value of Cdn.$251,937 as at December 31, 1997 and the Company took a write down in value of these shares for financial statement purposes of Cdn.$1,556,217.


                                  ANNUAL REPORT

The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1997, which includes audited financial statements, will be mailed to Shareholders contemporaneously herewith, but such Report is not incorporated in the Information Circular (Proxy Statement) and is not deemed to be a part of the proxy soliciting material.


                              SHAREHOLDER PROPOSALS

If any Shareholder desires to present a proposal for action at the Company's 1998 annual general meeting such proposal must be received by the Company prior to November 27, 1998.


           SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the United States Securities Exchange Act of 1934 (the Exchange Act") requires the Company's officers and directors and persons who own more than 10% of a class of the Company's securities registered under the Exchange Act to file reports of ownership and changes of ownership with the United States Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, the Company believes that during the last fiscal year all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with save and except that Mr. Millar was late in filing one Form 4 with respect to one transaction, each of Messrs. Depatie and von Michaelis were late in filing Form 3s with respect to their beneficial ownership of securities of the Company and Mr. Barbeau, a former director of the Company, was late in filing one Form 4 with respect to two transactions.


                                    FORM 10-K

The Company's Annual Report for the year ended December 31, 1997, on Form 10-K, filed with the SEC and with the securities administrators in Canada in lieu of filing an Annual Information Form, including the financial statements and schedules thereto, can be obtained, without charge, by sending a written request to Daniel J. Forbush, Chief Financial Officer and Treasurer of the Company, at Glamis Gold Ltd., Suite 310, 5190 Neil Road, Reno, Nevada, U.S.A., 89502.


                                  OTHER MATTERS

Management knows of no other matters which are to be presented for action at the Meeting. Should any other matters properly come before the Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.


BY ORDER OF THE BOARD


(SIGNED) "C. KEVIN MCARTHUR"


PRESIDENT

                            SUPPLEMENTAL MAILING LIST

                               R E T U R N C A R D


TO:     GLAMIS GOLD LTD.

The undersigned certifies that he is the owner of securities of Glamis Gold Ltd. (the "Company") and requests that he be placed on the Company's Supplemental Mailing List in order to receive the Company's interim financial statements.


DATED:                         , 1998       ------------------------------------
      -------------------------             Signature

                                            ------------------------------------
                                            Name - Please Print

                                            ------------------------------------
                                            Address

                                            ------------------------------------
                                            Name and title of person signing if
                                            different from name above.


NOTE: If you wish to be included in the Company's Supplemental Mailing List in order to receive its interim financial statements, please complete and return this card to Montreal Trust Company, 510 Burrard Street, Vancouver, B.C., V6C 3B9, Attention: GLAMIS GOLD LTD.

YOU SHOULD NOT COMPLETE AND RETURN THIS FORM IF YOU HAVE REQUESTED YOUR BROKER TO OBTAIN AND SEND TO YOU THE COMPANY'S INTERIM FINANCIAL STATEMENTS.

                                GLAMIS GOLD LTD.

                           c/o Montreal Trust Company
                               510 Burrard Street
                           Vancouver, British Columbia
                                     V6C 3B9

                                    P R O X Y

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 1998.

The undersigned, a registered shareholder of the Company, hereby appoints CHESTER F. MILLAR, Chairman of the Company, or failing him, C. KEVIN MCARTHUR, President of the Company, or instead of either of the foregoing, _______________, as Proxy, with full power of substitution, to attend and vote on behalf of the undersigned at the Annual General Meeting of Shareholders to be held at Waterfront Centre Hotel, Princess Louisa Room, 900 Canada Place Way, Vancouver, British Columbia, on May 8, 1998 at 10:00 a.m., local time, and at any adjournments thereof and directs the nominee to vote or withhold his shares from voting in the manner indicated below:

1.   ELECTION OF DIRECTORS

     The nominees proposed by management of the Company are:

     Chester F. Millar
     Jean Depatie
     James R. Billingsley
     Hans von Michaelis
     Ian S. Davidson
     C. Kevin McArthur
     Francis O'Kelly

     Vote FOR [ ] the election of all nominees listed above (except those whose names the undersigned has deleted)

     WITHHOLD [ ] vote

[                                        ]




[                                       ]

              (Please advise the Company of any change of address)

2.   AUDITOR

     Vote FOR [ ] WITHHOLD [ ] vote on the resolution to appoint KPMG, Chartered Accountants, as auditor of the Company at a remuneration to be fixed by the board of directors.

3. Upon any permitted amendment to or variation of any matter identified in the Notice of Annual General Meeting.

4.   Upon any other matter that properly comes before the meeting.


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED:  _____________________, 1998.


------------------------------------------
Signature of Shareholder


------------------------------------------
(Please print name here)

A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF MONTREAL TRUST COMPANY, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy and where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

The shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot and where a choice with respect to any matter to be acted upon is specified the shares will be voted on any ballot in accordance with such specification.

IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THIS PROXY, THE NOMINEES NAMED IN THIS PROXY WILL VOTE SHARES REPRESENTED HEREBY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED IN THIS PROXY.